Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

BLOX   |  Nicholas Crypto Income ETF

(the “Fund”)

listed on NYSE Arca, Inc.

July 23, 2025

Supplement to the Statement of Additional Information (“SAI”),

dated June 10, 2025

Effectively immediately, the order cut-off time for orders to purchase or redeem the Fund’s Creation Units has been changed from 2:00 p.m. to 1:00 p.m. Eastern Time.

Accordingly, all references to the order cut-off time (and related deadlines associated with the order cut-off time) in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units” have been revised to reflect the new cut-off time of 1:00 p.m. Eastern Time.

Please retain this Supplement for future reference.